Exhibit 10.1

NOTE: THIS DOCUMENT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. PORTIONS OF THIS DOCUMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN REDACTED AND ARE MARKED HEREIN BY ”[***]”. SUCH REDACTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT TO

EXHIBITOR SERVICES AGREEMENT

This AMENDMENT TO EXHIBITOR SERVICES AGREEMENT (this “Amendment”), dated as of November 5, 2008, is between AMERICAN MULTI-CINEMA, INC., a Missouri corporation (“AMC”), and NATIONAL CINEMEDIA, LLC, a Delaware limited liability company (“LLC”).

RECITALS

WHEREAS, AMC and LLC have entered into the Exhibitor Services Agreement dated as of February 13, 2007 (the “Agreement”); and

WHEREAS, AMC and LLC desire to provide for certain amendments to the Agreement specified herein.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Agreement shall be used herein as so defined.

Section 2. Amendment to Article 1 - Definitions. Section 1.01 of the Agreement is hereby amended by adding the following definition of “Major Distributor” immediately after the definition of “Loews Theatres” contained therein:

“Major Distributor” means each of [***], including any of their respective releasing or distributing subsidiaries and any person or entity that is the legal successor of any of the foregoing named entities or becomes the owner of all or substantially all of the motion picture production and/or distribution business thereof.”

Section 3. Amendment to Article 2 - Participation and Fees. Section 2.04 of the Agreement is hereby amended by deleting the second sentence contained therein and substituting the following:

“Except as expressly provided in this Agreement, (i) during the Term, AMC shall neither engage nor permit a third party (excluding third party designees of LLC as provided hereunder) to provide, or itself provide, to a Theatre any of the services specifically set forth in the definition of “Advertising Service” set forth in Part A of Exhibit A, (ii) during the Meeting Services Term, AMC shall neither engage nor permit a third party (excluding third party designees of LLC as provided hereunder) to provide, or itself provide, to a Theatre any of the services specifically set forth in the definition of “Meeting Services” set forth in Part C of Exhibit A, and (iii) during the Digital Programming Term, AMC shall neither engage nor permit a third party (excluding third party designees of LLC as provided hereunder)

Amendment to AMC Exhibitor Services Agreement

to provide, or itself provide, to a Theatre any of the services specifically set forth in the definition of “Digital Programming Services” set forth in Part B of Exhibit A; provided that if a Major Distributor seeks to provide Theatres with Digital Programming Services (“Major Studio Digital Programming Services”), then notwithstanding clause (iii) above, AMC will be permitted to arrange for such Major Distributor to provide such services to AMC provided that AMC complies with the revenue share requirements set forth in Section 1 of Part C of Exhibit B.

Section 4. Amendment to Article 4 - Delivery of the Service. Section 4.13(b) of the Agreement is hereby amended by deleting the third sentence contained therein and substituting the following:

“Notwithstanding the foregoing, all IMAX Screens will be subject to the exclusivity obligations of AMC, as set forth in Section 2.04 to the same extent as a Theatre hereunder (including the application of the proviso set forth in clause (iii) contained in the second sentence thereof (as amended by Section 3 of the Amendment dated November 5, 2008) to all such Imax Screens).”

Section 5. Amendment to Article 6 - Digital Programming Services and Meeting Services, (a) Section 6.01 of the Agreement is hereby amended by deleting the first sentence contained therein and substituting the following:

“All Digitized Theatres with the necessary equipment to exhibit an event are available for Digital Programming Services either automatically or subject to AMC’s approval, based on criteria specified in Exhibit B.”

(b) Section 6.05 of the Agreement is hereby amended by deleting the first sentence contained therein and substituting the following:

“AMC will submit to LLC for consideration by LLC any event opportunities that are identified by or presented to AMC and that would ordinarily fall within the definition of Digital Programming Services and Meeting Services; provided that such obligation shall not apply to Major Distributor Digital Programming Services.”

Section 6. Amendment to Schedule 1 - Calculation of Exhibitor Allocation. Theatre Access Fee and Run-Out Obligations. Schedule 1 of the Agreement is hereby amended by deleting the definition of “Digital Programming EBITDA” contained therein and substituting the following:

““Digital Programming EBITDA” means, for the applicable measurement period, the portion of LLC EBITDA attributable to the Digital Programming Services business line, as reasonably determined by LLC based upon the revenues for Digital Programming Services and an estimated allocation of expenses for such period, provided that to the extent that the portion of LLC EBITDA attributable to the Digital Programming Services business line includes any MDDPS Revenue (as defined in Section 1 of Part C of Exhibit B*). then, for the purpose of determining whether LLC has met the Digital Programming EBITDA Threshold pursuant to Section 9.01(b), Digital Programming EBITDA shall only include [***]% of such MDDPS Revenue.”

Section 7. Amendment to Exhibit A - The Service, (a) Part B of Exhibit A of the Agreement is hereby amended by deleting the definition of “Digital Programming Services” contained therein and substituting the following:

“Digital Programming Services” means the distribution and broadcast, or rebroadcast, of a live event or substantially live event (such as sports, music and comedy events), other than the Pre-Feature Program, the Digital Carousel and the Video Display Program, and the exhibition thereof. “Digital Programming Services” shall not include the distribution, broadcast and/or exhibition of (i) feature films or

Amendment to AMC Exhibitor Services Agreement

Trailers, (ii) digital feature film content (“Digital Films”) or Trailers or (iii) any form of content which is booked in the majority of Theatres exhibiting such content for at least seven (7) consecutive days; provided, that the exception set forth in this clause (iii) shall not apply to (x) live events or (y) content distributed by the persons set forth on Schedule 1 to Exhibit A. Notwithstanding the foregoing, LLC may distribute Digital Films or Trailers across the Digital Content Network upon the prior written approval of AMC.”

(b) Exhibit A of the Agreement is hereby amended by adding Schedule 1 attached to this Amendment to Exhibit A. Such schedule shall be referred to in the Agreement as Schedule 1 to Exhibit A.

Section 8. Amendment to Exhibit B. Section 1 (Revenue Share) of Part C (Digital Programming) of Exhibit B of the Agreement is hereby amended by deleting the first paragraph contained therein and substituting the following:

“AMC will retain [***]% of Net Ticket Revenue for tickets sold pursuant to Digital Programming Services and 100% of all Concession sales. If AMC receives Major Distributor Digital Programming Services as permitted by the first proviso of the second sentence of Section 2.04, then AMC shall pay LLC the amounts set forth below:

A. With respect to content provided as a part of Major Distributor Digital Programming Services which is exhibited during any Monday through Thursday during non-Digital Event Peak Season, AMC will pay LLC [***]% of Net Ticket Revenue for tickets sold pursuant to such Major Distributor Digital Programming Services (such payment, “Non-Peak MDDPS Revenue”).

B. With respect to content provided as a part of Major Distributor Digital Programming Services that is exhibited during any period other than Monday through Thursday during non-Digital Event Peak Season, AMC will pay LLC [***]% of Net Ticket Revenue for tickets sold pursuant to such Major Distributor Digital Programming Services (such payment, “Peak MDDPS Revenue” and together with Non-Peak MDDPS Revenue, “MDDPS Revenue”).

“Net Ticket Revenue” means all ticket revenue, net of taxes and refunds, excluding “Comp Passes” distributed for marketing purposes, which shall not exceed 25 per Theatre. If Comp Passes exceed 25 per Theatre, then (i) with respect to Digital Programming Services, LLC shall reimburse AMC Net Ticket Revenue for such Comp Passes exceeding 25 per Theatre and (ii) with respect to Major Distributor Digital Programming Services, AMC shall pay LLC LLC’s share of Net Ticket Revenue for such Comp Passes exceeding 25 per Theatre.”

Section 9. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies either Party may have under the Agreement, and shall not be considered to create a course of dealing or to otherwise obligate in any respect either Party to execute similar or other amendments under the same or similar or other circumstances in the future. Except as expressly amended hereby, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Amendment to AMC Exhibitor Services Agreement

AMERICAN MULTI-CINEMA, INC.

By:	/s/ Franklin W. Rash
Name:	Franklin W. Rash
Title:	Sr. Vice President, Strategic Development

NATIONAL CINEMEDIA, LLC
By: National CineMedia, Inc., its Manager

By:	/s/ Kurt C. Hall
Name:	Kurt C. Hall
Title:	Chairman and CEO

Amendment to AMC Exhibitor Services Agreement

SCHEDULE 1 TO EXHIBIT B

Event Name	Distributor
[***]	[***]

5

Amendment to AMC Exhibitor Services Agreement